UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.            )

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Angel Oak Financial Strategies Income Term Trust

(Name of Registrant as Specified In Its Charter)

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May 1, 2023

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2023

Dear Shareholder:

The annual meeting of shareholders (with any postponements or adjournments, the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”), a closed-end management investment company organized as a Delaware statutory trust, is scheduled to be held on June 29, 2023, beginning at 1:00 p.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC, 1370 Avenue of the Americas, Suite 2800, New York, New York 10019, for the following purposes:

1.	To elect each of Ira P. Cohen and Samuel R. Dunlap, III as a Class III Trustee of the Board of Trustees of the Fund (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting.

The Board of Trustees (the “Board”) of the Fund has reviewed the qualifications and background of the Class III Trustee nominees and believes that their experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees of the Fund lead to the conclusion that they possess the requisite skills and attributes as Trustees to carry out oversight responsibilities with respect to the Fund.

The Board recommends that you vote “FOR” Ira P. Cohen and Samuel R. Dunlap, III as the Class III Trustees of the Board of Trustees of the Fund.

The enclosed materials explain the Proposal in more detail, and you are encouraged to review them carefully. Although you are welcome to attend the Meeting in person, most shareholders find it more convenient to vote their shares by proxy. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;

•	By internet;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Meeting.

To avoid unnecessary expenses, please respond promptly. Please carefully read the full text of the enclosed Proxy Statement and vote by mail, on the Internet, by phone or in person.

If you do not vote using one of these methods, you may be contacted by Okapi Partners LLC, the Fund’s proxy solicitor, to vote your shares over the phone. Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than 11:59 p.m. Eastern Time on June 28, 2023. A proxy card accompanies the Proxy Statement. If you have any questions before you vote, please call toll-free (877) 274-8654.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Adam Langley

Adam Langley

President, Angel Oak Financial Strategies Income Term Trust

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2023

Dear Shareholder:

Notice is hereby given that the annual meeting of shareholders (with any postponements or adjournments, the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”), a closed-end management investment company organized as a Delaware statutory trust, is scheduled to be held on June 29, 2023, beginning at 1:00 p.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC, 1370 Avenue of the Americas, Suite 2800, New York, New York 10019, for the following purposes:

1.	To elect each of Ira P. Cohen and Samuel R. Dunlap, III as a Class III Trustee of the Board of Trustees of the Fund (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting.

Shareholders of record as of the close of business on April 11, 2023, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.

Whether or not you are planning to attend the Meeting, please vote prior to 11:59 p.m. Eastern Time on June 28, 2023. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares in person at the Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. You may revoke your proxy by (1) giving written notice of the revocation to the Fund at c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, stating that the proxy is revoked; (2) a subsequent proxy executed by such shareholder; or (3) attending the Meeting and voting in person. Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting. If you have any questions before you vote, please call toll-free (877) 274-8654.

By Order of the Board,

/s/ Adam Langley

Adam Langley

President, Angel Oak Financial Strategies Income Term Trust

May 1, 2023

PLEASE VOTE USING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS

VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID

THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE

ENCLOSED PROXY CARD.

Important Notice Regarding Internet Availability of Proxy Materials for the Meeting to be Held on June 29, 2023:

The Proxy Statement, the Notice of the Meeting, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders are available to you on the Internet at www.okapivote.com/angeloak.

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

3344 Peachtree Road NE, Suite 1725

Atlanta, Georgia 30326

(404) 953-4900

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2023

Meeting Information. The Board of Trustees (the “Board”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”) is soliciting your proxy to be voted at the annual meeting of shareholders to be held on Tuesday, June 29, 2023, at 1:00 p.m. Eastern Time, at the offices of Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) located at 1370 Avenue of the Americas, Suite 2800, New York, New York 10019 (with any postponements or adjournments, the “Meeting”).

General Voting Information. You may provide proxy instructions by completing, signing and returning the enclosed proxy card (the “Proxy Card”) by mail in the enclosed envelope. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR” the Trustee nominees in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker and present it at the Meeting. You may revoke your proxy by (1) giving written notice before the Meeting of the revocation to the Fund stating that the proxy is revoked; (2) executing a subsequent proxy; or (3) attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. Shareholders do not have dissenters’ rights of appraisal with respect to any of the matters to be voted on by the shareholders at the Meeting.

Each shareholder may cast one vote for each full share, and a proportional fractional vote for each fractional share, of the Fund that they owned of record on April 11, 2023 (the “Record Date”). On the Record Date, 25,062,638.4 shares were issued and outstanding. Exhibit A lists the shareholders who owned 5% or more of the outstanding shares of the Fund on the Record Date. It is expected that this Proxy Statement and the accompanying Proxy Card will be first mailed to shareholders on or about May 8, 2023.

This proxy solicitation is being made primarily by mail but may also be made by employees of Angel Oak and its affiliates as well as dealers or their representatives in person or by mail, telephone, electronic mail, facsimile or oral communication.

The Fund has issued common shares. All shareholders of the Fund vote together to elect the Trustee nominees.

The presence in person or by proxy of holders of thirty-three and one-third percent (33 1⁄3%) of the Fund’s shares entitled to vote at the Meeting shall constitute a quorum. Any Meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy. Notwithstanding the above, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve the Proposal. Notice of adjournment of the Meeting to another time or place need not be given if such time and place are announced at the meeting at which adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting.

Abstentions and Broker Non-Votes. Broker non-votes arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. Because the Proposal is considered to be a “routine” voting item, the Fund does not expect to receive any broker non-votes. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against the Proposal. That is, abstentions and broker non-votes will have no effect on the Proposal.

Fund Reports. Copies of the Fund’s most recent annual report and semi-annual report are available upon request, at no charge, by writing to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 751-4324, or by visiting the Fund’s website at www.angeloakcapital.com/fins.

THE PROPOSAL: TO ELECT EACH OF IRA P. COHEN AND SAMUEL R. DUNLAP, III AS

A CLASS III TRUSTEE OF THE BOARD OF TRUSTEES OF THE FUND

The Fund’s Amended and Restated Declaration of Trust provides that the Board shall be divided into three classes of Trustees, consisting, as nearly as may be possible, of one-third (1/3) of the total number of Trustees constituting the entire Board. Each class serves for three years with one class being elected each year. Each year the term of office of one class will expire. The term of office of the Class III Trustees expires on the date of the Meeting.

The Board, including the Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), upon the recommendation of the Board’s Nominating and Governance Committee, which is comprised solely of Independent Trustees, has nominated each of Messrs. Cohen and Dunlap to serve as a Class III Trustee for a three-year term expiring in 2026 or until his successor is duly elected. Each Trustee nominee has stated an intention to serve if elected and has consented to be named in this Proxy Statement.

It is the intention of the persons named on the enclosed Proxy Card to vote for the Trustee nominees for a three-year term. The Board knows of no reason why the Trustee nominees would be unable to serve or for good cause will not serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board may recommend. Each current Trustee is an Independent Trustee, with the exception of Samuel R. Dunlap, III, who is an interested person due to his position with the Adviser. The name of the Trustee nominees and each other Trustee, their years of birth, position(s) held with the Fund, principal occupations during the past five years and other directorships held are provided in the tables below. Unless otherwise noted, the address of each Trustee is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF IRA P. COHEN AND SAMUEL R. DUNLAP, III AS A CLASS III TRUSTEE OF THE BOARD OF TRUSTEES OF THE FUND.

CLASS III TRUSTEE NOMINEES

(Current Trustees with a term expiring at

the Meeting)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Ira P. Cohen 1959	Independent Trustee, Chair	Trustee since 2018, Chair since 2019; 3 year term	Executive Vice President, Recognos Financial (investment industry data analysis provider) (2015-2021); Independent financial services consultant (since 2005).	10

Trustee, Valued Advisers Trust (since 2010); Trustee, Apollo Diversified Real Estate Fund (formerly, Griffin Institutional Access Real Estate Fund) (since 2014); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, U.S. Fixed Income Trust (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019- 2022); Trustee, Apollo Credit Fund (formerly, Griffin Institutional Access Credit Fund) (2017-2022).

Samuel R. Dunlap, III 1979	Interested Trustee	Since 2022; 3 year term	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, LLC (investment management) (since 2009).	10

Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

CLASS I TRUSTEE

(Current Trustee with a term expiring at the annual meeting to be held in 2024)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2018; 3 year term	Retired.	10	Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

CLASS II TRUSTEES

(Current Trustees with a term expiring at

the annual meeting to be held in 2025)

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Andrea N. Mullins 1967	Independent Trustee	Since 2019; 3 year term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	10

Trustee, Valued Advisors Trust (since 2013, Chair since 2017); Trustee, Angel Oak Funds Trust (since 2019); Trustee, Angel Oak Strategic Credit Fund (since 2019); Angel Oak Credit Opportunities Term Trust (since 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since 2021); Trustee and Audit Committee Chair, NXG Cushing Midstream Energy Fund (formerly, Cushing MLP & Infrastructure Fund) (since 2021); Trustee and Audit Committee Chair, NXG NextGen Infrastructure Income Fund (formerly, Cushing NextGen Infrastructure Income Fund) (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Keith M. Schappert 1951	Independent Trustee	Since 2018; 3 year term	President, Schappert Consulting LLC (investment industry consulting) (since 2008); Retired, President and CEO of JP Morgan Investment Management.	10	Trustee, Mirae Asset Discovery Funds (since 2010); Director, Commonfund Capital, Inc. (2015-2022); Director, The Commonfund (2012-2022); Trustee, Angel Oak Funds Trust (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Angel Oak Credit Opportunities Term Trust (since 2021); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022).

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

Information about Each Trustee’s Qualification, Experience, Attributes and Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Fund in light of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as Trustees in the interests of shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, certain additional information concerning each particular Trustee and his or her Trustee Attributes is provided below.

Class III Trustee Nominees

Mr. Cohen has over 41 years of experience in the financial services industry. He served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, from 2015 to 2021, and he has been an independent financial services consultant since 2005. Mr. Cohen has held a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen served as an independent trustee of the trust in which the Adviser’s first mutual fund was launched. The Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Mr. Dunlap has served in various portfolio management capacities for Angel Oak since 2009. In addition to serving as portfolio manager for Angel Oak funds, Mr. Dunlap is responsible for managing Angel Oak’s separately managed account clients, including depository institutions. Prior to joining Angel Oak, he spent six years with SunTrust Robinson Humphrey where he focused on marketing and structuring interest rate derivatives products. He previously was with Wachovia supporting the agency mortgage pass-through trading desk. The Board believes that Mr. Dunlap’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Class I Trustee

Mr. Albe has over 32 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Fund. The Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Class II Trustees

Ms. Mullins worked in the asset management and mutual funds industry at Raymond James from 1990-2010, and her experience includes accounting, compliance, and operations. Ms. Mullins retired as Chief Financial Officer of Eagle Family of Funds (now Carillon Family of Funds) in 2010. Since 2014, Ms. Mullins has been an independent contractor with SWM Advisors, an investment adviser. In addition to this experience, Ms. Mullins also has experience serving as a Trustee for Valued Advisers Trust since 2013 and as its Chair since 2017. The Board believes that Ms. Mullins’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

Mr. Schappert has over 47 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Fund.

The Role of the Board

The Board oversees the management and operations of the Fund. Like most closed-end funds, the day-to-day management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Adviser, the administrator, the custodian and the transfer agent. The Board has appointed various senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer (the “CCO”) who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board meetings, which are typically held quarterly, and involve the Board’s review of recent operations. Angel Oak compensates the CCO for his services to the Fund, and the Fund reimburses Angel Oak for a portion of the CCO’s salary.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established four standing committees—an Audit, Financial and Administrative Oversight Committee, a Nominating and Governance Committee, a Compliance Oversight Committee and a Valuation and Risk Management Oversight Committee—that are discussed in greater detail below under “Fund Committees.” At least a majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Trustees.

The Board has an Independent Chair, Mr. Ira Cohen. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on Mr. Cohen any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. As Chairman, Mr. Cohen acts as a spokesperson for the Trustees in between meetings of the Board, serves as a liaison for the Trustees with the Fund’s service providers, officers and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. The Independent Trustees are represented by independent legal counsel. The majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Fund, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Fund.

The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

For the Fund’s fiscal year ended January 31, 2023, the Board held five meetings.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit, Financial and Administrative Oversight Committee meets with the Treasurer and the Fund’s independent registered public accounting firm (the “independent auditor”) to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board also receives reports from the Adviser and its Chief Risk and Operating Officers as to investment and other risks of the Fund.

Board Committees

The Board has four standing committees: the Audit, Financial and Administrative Oversight Committee, the Nominating and Governance Committee, the Compliance Oversight Committee and the Valuation and Risk Management Oversight Committee.

The Audit, Financial and Administrative Oversight Committee is comprised of all the Independent Trustees for purposes of the listing standards of the New York Stock Exchange. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Exhibit B. The function of the Committee is to review the scope and results of the annual audit of the Fund and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s financial reporting. The Committee also recommends to the Board the annual selection of the independent registered public accounting firm for the Fund, and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Committee also assists the Board in overseeing the review of financial and administrative reports and discussing with the Fund’s management financial and administrative matters relating to the Fund. For the fiscal year ended January 31, 2023, the Audit, Financial and Administrative Oversight Committee met four times.

The Board, including a majority of the Independent Trustees, selected Cohen & Company, Ltd. (“Cohen & Co.”) as the independent auditor for the Fund for the fiscal year ending January 31, 2023. In connection with the audit of the Fund’s financial statements by Cohen & Co. for the fiscal year ended January 31, 2023, the Committee: (1) reviewed and discussed the Fund’s audited financial statements with the Adviser, (2) discussed with Cohen & Co. the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from Cohen & Co. required by applicable requirements of the Public Company Accounting Oversight Board regarding Cohen & Co.’s communications with the Committee concerning independence, and (4) discussed with Cohen & Co. its independence. Based on the foregoing reviews and discussions, the Committee recommended to the Board that the Fund’s audited financial statements for the fiscal year ended January 31, 2023, be included in the Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2023.

Audit, Financial and Administrative Oversight Committee

Alvin R. Albe, Jr.

Ira P. Cohen

Andrea N. Mullins

Keith M. Schappert

The Nominating and Governance Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Board has adopted a charter for the Committee setting forth its responsibilities, which is included as Exhibit C. The Committee has a policy in place for considering Trustee candidates recommended by shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. When assessing a candidate’s qualifications and fitness for service on the Board, the Committee shall consider, among other things, the Board’s commitments to diversity and inclusiveness and best governance practices; the candidate’s skills, relevant professional and industry experience, demonstrated commitment to integrity and ethical business practices, gender, race, ethnicity, national origin, sexual orientation, veteran status; such other relevant attributes that the members of the Committee, in the exercise of their reasonable business judgment, consider important in order to achieve a diverse, inclusive and effective Board. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Committee. The Committee will consider recommendations by shareholders for up to one year from receipt. Nomination submissions should be sent to:

Secretary, Angel Oak Financial Strategies Income Term Trust

c/o Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

The Committee meets at least annually. For the fiscal year ended January 31, 2023, the Nominating and Governance Committee met four times.

The Compliance Oversight Committee, comprised of all the Independent Trustees, assists the full Board in connection with matters relating to the compliance of the Fund and its service providers with applicable laws. The Committee coordinates the Board’s oversight of the implementation and administration of the Fund’s compliance program through the periodic review of reports and discussions with appropriate management of the Fund, including the CCO, and other service providers. The Committee reviews and makes recommendations to the Board regarding the Fund’s compliance matters such as compliance with and any proposed changes to the Fund’s compliance program and the Codes of Ethics of the Fund and Adviser. The Committee meets at least annually. For the fiscal year ended January 31, 2023, the Compliance Oversight Committee met four times.

The Valuation and Risk Management Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Fund delegated to the Adviser’s Valuation Committee, including the fair valuation determinations and methodologies proposed and utilized by the Adviser’s Valuation Committee, reviews the Fund’s valuation procedures and their application by the Adviser’s Valuation Committee, reviews pricing errors and procedures for calculation of NAV of the Fund and responds to other matters deemed appropriate by the Board. The

Committee also oversees the policies, procedures, practices and systems relating to identifying and managing the various risks that are or may be applicable to the Fund. The Committee does not assume any day-to-day risk management functions or activities. The Adviser and other service providers are responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor and control risks to which the Fund is or may be exposed. The Chief Risk Officer of the Adviser oversees the execution of its risk management responsibilities. The actions of the Committee are reviewed and ratified by the Board. The Committee meets at least annually. For the fiscal year ended January 31, 2023, the Valuation and Risk Management Oversight Committee met four times.

Each Trustee attended 75% or more of the meetings of the Board and those Committees of which each Trustee is a member.

Other Matters with Respect to the Meeting

The Fund does not have a formal policy regarding Trustee attendance at annual shareholder meetings.

Beneficial Ownership by Trustees

The table below shows the amount of the Fund’s equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund Complex, as of March 31, 2023, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in the Fund Complex(1)
Independent Trustees
Alvin R. Albe, Jr.	A	E
Ira P. Cohen	A	A
Andrea N. Mullins	A	E
Keith M. Schappert	A	E
Interested Trustee
Samuel R. Dunlap, III	A	C

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

As of March 31, 2023, the Independent Trustees and members of their immediate family did not own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates.

As of March 31, 2023, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the total outstanding shares of the Fund.

Trustee Compensation

The table below shows the compensation paid to the Trustees for services for the fiscal year ended January 31, 2023, from the Fund and the Fund Complex.

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not disclosed herein) receives an annual retainer of $65,000 (pro-rated for any periods less than one year), paid quarterly, as well as $12,000 for attending each regularly scheduled in-person or virtual meeting in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chair receives additional annual compensation of $12,000 (pro-rated for any periods less than one year) and the Chair of the Board receives an additional $12,000. Independent Trustees are permitted to receive reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings. The Fund does not have any pension or retirement plans.

Name of Person/Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex Paid to Trustees(1)
Independent Trustees
Alvin R. Albe, Jr., Trustee	$11,201	$125,000
Ira P. Cohen, Chairman	$12,606	$137,000
Andrea N. Mullins, Trustee	$11,201	$125,000
Keith M. Schappert, Trustee	$11,201	$125,000
Interested Trustee
Samuel R. Dunlap, III, Trustee	$0	$0

(1)	The Fund Complex consists of the Fund, each series of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund and Angel Oak Credit Opportunities Term Trust.

Officers

The Board elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. The below table includes certain information concerning the officers of the Fund. The address of each officer of the Fund is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Adam Langley 1967	President	Since 2022; indefinite term (other offices held 2019-2022)	Chief Operating Officer, Angel Oak Capital Advisors, LLC (since 2021); Chief Compliance Officer, Angel Oak Capital Advisors, LLC (2015-2022); Chief Compliance Officer of Falcons I, LLC (2018-2022); Chief Compliance Officer, Angel Oak Funds Trust (2015-2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (2017-2022); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (2019-2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (2021-2022); Chief Compliance Officer, Angel Oak Commercial Real Estate Solutions (2021-2022); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (2015-2022); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (2016-2022); Chief Compliance Officer, Hawks I, LLC (2018-2022).

Name and Year of Birth	Positions with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kevin Sluss 1965	Secretary	Since 2023; indefinite term (other offices held 2022-2023)	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2022); Senior Quantitative Analytics & Model Development Manager, PNC Bank (2019-2022); Senior Quantitative Analytics & Model Development Consultant, PNC Bank (2016-2019).

Daniel Fazioli 1981	Treasurer	Since 2019; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015).

Chase Eldredge 1989	Chief Compliance Officer	Since 2022; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2022); Chief Compliance Officer of Falcons I, LLC (since 2022); Chief Compliance Officer, Angel Oak Funds Trust (since 2022); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2022); Chief Compliance Officer, Angel Oak Credit Opportunities Term Trust (since 2022); Senior Compliance Officer, Angel Oak Capital Advisors, LLC (2020-2022); Compliance Officer, Angel Oak Capital Advisors, LLC (2017-2020).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Fund’s executive officers, directors and certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, the “Reporting Persons”), to file Forms 3, 4 and 5 with the U.S. Securities and Exchange Commission (the “SEC”). The Reporting Persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund.

Delinquent Section 16(a) Reports

The required Form 3 for Kevin Sluss upon his appointment as Secretary of the Fund was not filed on a timely basis. As of the date of this Proxy Statement, to the best of the Fund’s knowledge, all other Reporting Persons complied with all applicable Section 16(a) reporting requirements and all required reports were filed in a timely manner.

Quorum and Required Vote

The presence in person or by proxy of holders of thirty-three and one-third percent (33 1⁄3%) of the Fund’s shares entitled to vote at the Meeting shall constitute a quorum. Provided that a quorum is present at the Meeting, a vote of the holders of at least a majority of the shares then entitled to vote in an election of a Trustee shall elect the Trustee nominee.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF IRA P. COHEN AND

SAMUEL R. DUNLAP, III AS A CLASS III TRUSTEE OF THE BOARD OF TRUSTEES OF THE FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Co. was selected as the independent registered public accounting firm to perform audit services, audit-related services, tax services and other services for the fiscal years ended January 31, 2023, and January 31, 2022. “Audit services” refer to performing an audit of the Fund’s annual financial statements or services that are normally provided by Cohen & Co. in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services provided by Cohen & Co. that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by Cohen & Co. for tax compliance, tax advice, and tax planning.

A representative of Cohen & Co. is not expected to attend the Meeting, will have the opportunity to make a statement if he or she desires to do so and is not expected to be available to answer appropriate questions.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years of the Fund for audit services, audit-related services, tax services and other services by Cohen & Co.

	Fiscal Year Ended 01/31/2022	Fiscal Year Ended 01/31/2023
Audit Fees	$25,000	$25,000
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$4,000
All Other Fees	$0	$0

The percentage of fees billed by Cohen & Co. applicable to non-audit services pursuant to a waiver of the pre-approval requirement were as follows:

	Fiscal Year Ended 01/31/2022	Fiscal Year Ended 01/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table details the aggregate fees billed or expected to be billed by Cohen & Co. for non-audit services to the Fund and to the Adviser (and any other controlling entity) for the last two fiscal years.

	Fiscal Year Ended 01/31/2022	Fiscal Year Ended 01/31/2023
Fund	$4,000	$4,000
Adviser	$0	$0

Pre-Approval of Audit and Non-Audit Services

As of the date of this Proxy Statement, the Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Fund in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to Cohen & Co.’s independence each year. The Committee did not approve any of the audit-related, tax or other fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Adviser (and entities controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund in accordance with the Charter of the Committee and the 1940 Act. The Committee

considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining Cohen & Co.’s independence.

COMMUNICATIONS TO THE BOARD

Shareholders of the Fund who wish to send communications to the Board should send them c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326.

OTHER INFORMATION

Investment Adviser. Angel Oak Capital Advisors, LLC, which has its principal office at 3344 Peachtree Road NE, Suite 1725, Atlanta, Georgia 30326, serves as investment adviser to the Fund.

Custodian, Administrator and Transfer Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator, fund accountant, transfer agent and dividend disbursing agent to the Fund. U.S. Bank, which has its principal office at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as the custodian to the Fund.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., which has its principal office at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the Fund’s independent auditors.

Proxy Solicitation. Solicitation of proxies is being made primarily by the mailing of the Notice and Proxy Statement with its enclosures. Shareholders of the Fund whose shares are held by intermediaries such as brokers can vote their proxies by contacting their respective intermediary. In addition to the solicitation of proxies by mail, employees of Angel Oak and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, electronic mail, facsimile or oral communication. The Fund has retained Okapi, a proxy solicitation firm, to assist with the solicitation and tabulation of proxies. The cost of Okapi’s services in connection with the proxy solicitation is approximately $15,555 and will be borne by the Fund.

Householding. Unless you have instructed the Fund otherwise, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share the same mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701 or call toll-free (855) 751-4324. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or the Fund.

Shareholder Proposals. For nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary and such other proposed business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required by the current By-Laws and shall be delivered to the Secretary at the principal executive office of the Fund, 3344 Peachtree Rd. NE, Suite 1725, Atlanta, Georgia 30326, not earlier than the 150th day or later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders only (1) pursuant to the Fund’s notice of meeting (or any supplement thereto), (2) by or at the direction of the Board of Trustees or any committee thereof or (3) by any shareholder of the Fund who was a shareholder of record both at the time of giving of notice by the shareholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of any individual so nominated or on any such other business.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Fund Reports. Copies of the Fund’s most recent annual report and semi-annual report are available upon request, at no charge, by writing to the Fund c/o U.S. Bank Global Fund Services at P.O. Box 701, Milwaukee, WI 53201-0701, by calling (855) 751-4324, or by visiting the Fund’s website at www.angeloakcapital.com/fins.

Shareholders should note that information and data provided in this Proxy Statement is current only as of the dates indicated.

EXHIBIT A

SHAREHOLDERS OWNING MORE THAN 5% OF THE FUND

As of March 31, 2023, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of the Fund’s outstanding common shares, except as described in the following table. A “principal shareholder” is any person who owns, of record or beneficially, 5% or more of any class of the Fund. Shareholders holding greater than 25% interest in the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. This information is based on, among other sources, publicly available Schedule 13D and 13G disclosures filed with the SEC.

Shareholder Name and Address	Class of Shares	Share Holdings	Percentage Owned
Morgan Stanley(1)	Common	2,178,211	8.7%
Karpus Investment Management(2)	Common	1,621,878	6.5%
Daniel Asher(3)	Common	1,505,403	6.0%

(1)	Based on a Schedule 13G/A filed with the SEC on February 8, 2023.
(2)	Based on a Schedule 13G filed with the SEC on February 14, 2023.
(3)	Based on Schedule 13G filed with the SEC on February 11, 2021.

A-1

EXHIBIT B

AUDIT, FINANCIAL AND ADMINISTRATIVE OVERSIGHT COMMITTEE CHARTER

Purpose

The Audit, Financial and Administrative Oversight Committee (the “Committee”) of the Boards of Trustees (collectively, the “Board”) of Angel Oak Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust (the “Funds”) is established to (i) oversee each Fund’s accounting and financial reporting process; (ii) oversee financial and administrative matters relating to the Funds; (iii) review and respond to reports of “Evidence of a Material Violation” (as such term is defined below) in its capacity as each Fund’s Qualified Legal Compliance Committee; (iv) oversee each Fund’s internal controls and, as appropriate, the internal controls of certain service providers; and (v) oversee the integrity, quality and objectivity of each Fund’s financial statements and the independent audit thereof, including, but not limited to, oversight of the independent auditor’s qualifications and independence.

Each Fund’s management has the responsibility to prepare the Fund’s financial statements and to establish and maintain appropriate accounting and other controls and procedures. Each Fund’s independent registered public accounting firm has the responsibility to plan and conduct an annual audit of the Fund’s financial statements and a review of internal controls, in accordance with generally accepted auditing standards. The Committee assists the full Board in the oversight of: (i) the integrity of each Fund’s financial statements; (ii) each Fund’s compliance with legal and regulatory requirements; and (iii) the qualifications, independence and performance of each Fund’s independent auditors.

Each Fund’s management regularly provides certain financial and administrative reports relating to the Fund. The Committee also assists the Board in overseeing the review of those reports and discussing with each Fund’s management financial and administrative matters relating to the Fund.

Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act (the “Standards”). Under the Standards, if an attorney appearing and practicing before the SEC in the representation of an issuer becomes aware of Evidence of a Material Violation by the issuer or by any officer, director, employee, or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer’s qualified legal compliance committee forthwith.

Composition

The Committee shall be composed of at least three board members and exclusively Independent Trustees, at least one of whom may be considered an “Audit Committee Financial Expert” as that term may be defined pursuant to SEC rule or regulation from time to time. Additionally, each member of the Committee shall have the additional qualifications indicated below.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal by the Board.

The members of the Committee shall select from their number a chairperson to oversee the Committee’s functions and operations.

Qualifications of Committee Members

1.	Members of the Committee must be members of the Board, may not be officers of the Funds and should be free of any relationships that would interfere with the exercise of independent judgment.

2.

Each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Any member identified as an “audit committee financial expert” pursuant to Item 407(d)(5) of Regulation S-K or Item 3 of Form N-CSR may be deemed to have accounting or related financial management expertise.

3.

Unless exempted by an order of the SEC, each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board, directly or indirectly, accept any consulting, advisory or other compensatory fee from the Funds.

4.	If at least one member of the Committee is not a “financial expert” (as that term is defined in the rules and regulations of the SEC), each Fund’s periodic reports shall disclose the reason why.

Definitions

1.

Appearing and Practicing Before the SEC in the Representation of an Issuer: Attorneys “appearing and practicing” before the SEC in the representation of an issuer with which the attorney has an attorney-client relationship are subject to the Standards. “Appearing and practicing” covers a wide range of attorney conduct, including:

•	transacting any business or communicating with the SEC;

•

providing advice on federal securities laws regarding any document that the attorney has notice will be filed with or submitted to the SEC, including providing advice regarding the preparation of, or assisting in the preparation of, any such document;

•	advising the Funds as to whether information or a statement, opinion, or other writing is required under federal law to be filed with or submitted to the SEC (or incorporated into a filing);

•	representing the Funds in an SEC administrative proceeding or in connection with any SEC investigation, inquiry, information request, or subpoena.

2.

Evidence of a Material Violation: Credible evidence upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a Material Violation has occurred, is ongoing, or is about to occur. For the purposes of this definition, the SEC has defined “reasonably likely” as “more than a mere possibility” of a Material Violation — but it need not rise to the level of “more likely than not.”

3.

Material Violation: A material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law. “Material” refers to conduct or information about which a reasonable investor in the Funds would want to be informed before making an investment decision.

Duties and Responsibilities

The duties and responsibilities of the Committee shall be as follows:

Audit Related Activities

•	Recommend to the Board the selection, retention or termination of an independent registered public accounting firm.

•	Evaluate the independence of each Fund’s independent auditor, and obtain and review the auditor’s disclosures and representations with respect to its independence.

•

As part of its evaluation of the independence of each Fund’s independent auditor, review (i) the fees paid to the Fund’s independent auditor by the Fund’s investment adviser and its affiliates for audit and non-audit services, and (ii) the hiring of employees or former employees of the Fund’s independent auditor by the Fund’s manager and its affiliates.

•

Review the scope of the proposed audit each year, the audit procedures to be utilized and the proposed audit fees. At the conclusion of such audit, the Committee will review the results of such audit with the independent auditors, including any comments or recommendations.

•	Consider the effect upon each Fund of any changes in accounting principles or practices proposed by management or the auditors.

•

Discuss any matters of concern relating to each Fund’s financial statements, including any adjustments to such statements recommended by the auditor, or other results of said audit(s), including matters required to be discussed by applicable auditing standards, and the management’s response to such matters;

•	Oversee the work of each Fund’s independent auditor, and resolve disagreements, if any, between the independent auditor and management regarding financial reporting.

•

Review with each Fund’s independent auditor and with management the adequacy and effectiveness of internal controls and procedures (including those relating to valuation of portfolio securities) and consider any comments, recommendations or findings with respect to these controls and procedures, whether of the Fund or its principal service providers.

•

Obtain and review periodically information provided by each Fund’s independent auditor concerning the audit firm’s quality control procedures, material issues raised by any review of such procedures, and any steps taken to deal with such issues.

•	Discuss each Fund’s audited annual financial statements and unaudited semi-annual financial statements, including the Fund’s disclosure of management’s discussion of Fund performance.

•	Review and approve the fees charged by the auditors for audit and non-audit services.

•	Investigate improprieties or suspected improprieties in Fund operations that are brought to the Committee’s attention.

•	Report its activities to the full Board on a regular basis.

•	Select, recommend and engage a new independent auditor, should it prove necessary, subject to ratification by the Board and shareholder approval, if required.

•

Pre-approve all auditing services and permissible non-auditing services to be provided to each Fund by the auditor and pre-approve the auditor’s engagement for non-audit services to the investment adviser and its control affiliates where such services relate directly to the operations and financial reporting of the Fund.

•	Review and evaluate the lead audit partner and assure regular rotation of the lead audit partner as required by law.

•

Review with the Board, on a periodic basis, the Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any of the Committee members may be considered to be an “audit committee financial expert” as that term may be defined pursuant to SEC rule or regulation from time to time.

•	Consider such other matters as it may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.

Financial and Administrative Oversight

•

Receive financial and administrative reports from each Fund’s Treasurer or other persons deemed appropriate by the Committee with such frequency and in such forms as determined by the Committee from time to time;

•	Review each Fund’s proposed dividend distributions and recommend approval of such distributions by the Board.

Other

•

Make a report as required by Item 407(d) of Regulation S-K indicating whether the Committee: (i) reviewed and discussed the financial statements with management; (ii) discussed with the independent auditor the matters required by applicable auditing standards; and (iii) received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and discussed with the independent auditor their independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the independent auditor, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year.

•

Conduct, on an annual basis, a self-evaluation to review fulfillment of its mission and responsibilities, and to consider any existing deficiencies or possible improvements in the Committee’s operations.

•

Develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by each Fund from any source regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of each Fund or its service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

•

Have the resources and authority appropriate to discharge its responsibilities, including authority to: (i) engage legal counsel and to retain experts or other persons with specific competence at the expense of each Fund; (ii) compensate any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for each Fund; and (iii) determine and request appropriate funding from each Fund to cover the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

•	Set hiring policies for employment by each Fund or its investment adviser of any employees or former employees of the Fund’s independent auditor.

•

Discuss policies with respect to risk assessment and risk management, including (i) a discussion of each Fund’s guidelines and policies to govern the process by which Fund management assesses and manages the Fund’s exposure to risk; (ii) a discussion of each Fund’s major financial risk exposures and the steps Fund management has taken to monitor and control such exposures; and (iii) a general review of the processes which Fund management have in place to manage and assess risk, in coordination with the Valuation and Risk Oversight Committee of the Board, if any.

•	Discuss, to the extent applicable, any press release containing earnings or financial information or any such information provided to the public or analysts and rating agencies.

Qualified Legal Compliance Committee

In its capacity as the Fund’s Qualified Legal Compliance Committee, the duties and responsibilities of the Committee shall be as follows:

•	Receive, consider and formulate appropriate responses to a report of Evidence of a Material Violation.

•

Investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of each Fund and the power to retain outside counsel, auditors or other experts for this purpose.

Authority

The Committee shall have unrestricted access to the Trustees of the Funds, the independent auditors, and the executive and financial management of the Funds.

The Committee shall have the resources and authority appropriate to discharge its responsibilities (including those in its capacity as each Fund’s Qualified Legal Compliance Committee), including the authority to retain at the Fund’s expense and receive the advice and assistance of such legal, accounting, and other experts as it may deem necessary in connection with its work.

Process

The Committee shall meet on a regular basis, but not less than annually. Special meetings shall be called as circumstances require. Minutes of all meetings of the Committee shall be maintained and shall be submitted to the Board.

All meetings of the Committee shall be called by the chairperson of the Committee or by the Chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Except as otherwise require by statute or regulation, the action of the Committee at a meeting at which a quorum is present hall be the act of the Committee.

The Committee may meet telephonically or by video conference, and it may act by the unanimous written consent of its members.

In acting as each Fund’s Qualified Legal Compliance Committee, the Committee shall act pursuant to the following procedures:

The Committee shall instruct all attorneys appearing and practicing before the SEC in representation of each Fund to report to the Committee Evidence of a Material Violation involving the Fund.

Upon receipt of such a report, the Committee shall document its receipt of the report, and shall inform each Fund’s principal executive officer that it has received a report. Any such documentation shall remain confidential and be maintained in a secure location, with access available exclusively to Committee members.

The Committee shall meet promptly after the receipt of a report to begin an inquiry into the matters described in the report and to determine whether the Material Violation described in the report has occurred, is ongoing or is about to occur. The Committee shall take appropriate steps to examine the evidence presented and conduct a preliminary review of the evidence.

If the Committee determines an investigation is necessary or appropriate, it shall: (a) notify the Board; (b) initiate an investigation, which can be conducted by outside attorneys; and (c) retain experts if necessary.

At the conclusion of an investigation, the Committee shall: (a) inform each Fund’s principal executive officer and the Board of the results of the investigation; and (b) recommend, by majority vote, that each Fund implement an appropriate response to the Material Violation. An appropriate response may include appropriate steps or sanctions to stop any Material Violations that are ongoing, to prevent any Material Violations yet to occur, and to remedy or otherwise appropriately address any Material Violations that have already occurred and to minimize the likelihood of their recurrence.

If it is determined that no Material Violation has occurred, is ongoing or is about to occur, or that an attorney may assert a colorable defense in behalf of the subject of the Committee’s inquiry in any investigation or judicial or administrative proceeding relating to the Material Violation, the Committee shall terminate its investigation and notify the principal executive officer of its determination. The results of any investigation shall be documented and maintained along with the documentation of the receipt of the report.

The Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC if a Fund materially fails to implement an appropriate response that the Committee has recommended the Fund take.

Committee Charter

The Committee shall review this Charter at least annually and recommend any changes deemed necessary or advisable as circumstances warrant.

The Charter, including any amendments thereto, shall be maintained with the records of the Funds.

Resources

The Funds must provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

•	compensation to any outside counsel, auditor and/or other experts engaged for the purpose of investigating any Evidence of Material Violation; and

•	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

EXHIBIT C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Governance Committee (the “Committee”) of the Boards of Trustees (collectively, the “Board”) of Angel Oak Funds Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust and Angel Oak Credit Opportunities Term Trust (each, a “Trust” and together, the “Trusts”) is established to oversee each Trust’s nomination process and its fund governance matters. The Committee shall assist the full Board in connection with: (1) matters relating to the composition of the Board and the identification and selection of nominees for membership on the Board; and (2) matters relating to the governance process of each Trust.

Composition

The Committee shall be composed exclusively of the Independent Trustees of each Trust.

Committee members shall hold their offices until their successors are appointed and qualified, or until their earlier resignation or removal by the Board.

Management of each Trust, while not having representatives on the Committee, will nonetheless be expected to have a role in the nominating process by identifying and recommending potential candidates to the Committee for consideration.

Board Nominations and Functions

1.

The Committee shall recommend nominees to the full Board for election to the Board. The Committee shall evaluate each candidate’s qualifications for Board membership and with respect to Independent Trustee nominees, the Committee shall evaluate their independence from each Trust’s manager and other principal service providers. In determining a nominee’s qualifications for Board membership, the Committee shall take into consideration those characteristics and attributes that the Committee members identify as being necessary and suitable for a member of each Trust’s Board.

2.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

3.	The Committee shall review Trustee compensation on an as-needed basis and shall recommend any appropriate changes to the full Board.

Factors to be Considered in Connection with the Evaluation of Board Candidates

1.

When assessing a candidate’s qualifications and fitness for service on the Board, the Committee shall consider, among other things, the Board’s commitments to diversity and inclusiveness and best governance practices. Such factors may include, but are not necessarily limited to, a candidate’s skills, relevant professional and industry experience, demonstrated commitment to integrity and ethical business practices, gender, race, ethnicity, national origin, sexual orientation, veteran status and such other relevant attributes that the members of the Committee, in the exercise of their reasonable business judgment, consider important in order to achieve a diverse, inclusive and effective Board.

2.

The Committee shall also ensure that the Board is in compliance with all federal, state and local regulatory requirements regarding the composition of the Board that are or may become applicable to the Trusts.

Corporate Governance Oversight and Functions

1.	The Committee shall oversee each Trust’s policies and procedures regarding compliance with corporate governance matters.

2.	The Committee shall periodically review the Board governance procedures of each Trust and shall recommend any appropriate changes to the full Board.

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3.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trusts in connection with carrying out its duties.

Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts at the expense of the Trusts in connection with carrying out its duties.

Process

The Committee shall meet with such frequency and at such intervals as it determines are necessary to fulfill its duties and responsibilities, but not less than annually. Special meetings may be called as circumstances require.

All meetings of the Committee shall be called by the chairperson of the Committee or by the chairperson of the Board. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Except as otherwise required by statute or regulation, the action of the Committee at a meeting at which a quorum is present shall be the act of the Committee.

The Committee may meet telephonically or by video conference, and it may act by the unanimous written consent of its members.

The Committee shall keep minutes of each meeting and it shall distribute them to all members of the Committee for review and approval. Approved Committee minutes shall be submitted to the Board of the Trusts.

Committee Charter

The Committee shall review this Charter at least annually and recommend any changes deemed necessary or advisable as circumstances warrant.

The Charter, including any amendments thereto, shall be maintained with the records of the Trusts.

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PROXY	PROXY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 29, 2023

1370 Avenue of the Americas, Suite 2800, New York, New York 10019

ANGEL OAK FINANCIAL STRATEGIES INCOME TERM TRUST

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Adam Langley and Kevin Sluss, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders (the “Meeting”) of Angel Oak Financial Strategies Income Term Trust (the “Fund”) to be held at the offices of Angel Oak Capital Advisors, LLC, located at 1370 Avenue of the Americas, Suite 2800, New York, New York 10019, on June 29, 2023, at 1:00 p.m., Eastern Time, and at any and all adjournments or postponements thereof, all shares of beneficial interest of the Fund, on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THIS PROXY CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1 SET FORTH BELOW. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

SHARES:

Note: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership or LLC, please sign in partnership name by authorized person.

Signature(s) (Title(s), if applicable)

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1.  By Phone: Call Okapi Partners toll-free at: (877) 274-8654 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST)

OR

2. By Internet: Refer to your proxy card for the control number and go to: www.OkapiVote.com/AngelOak2023 and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on June 29, 2023

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSAL 1 BELOW.

1. To elect two Class III Trustees to the Board of Trustees of the Fund.	FOR	AGAINST	ABSTAIN

• Ira P. Cohen	☐	☐	☐

• Samuel R. Dunlap, III	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING

OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2023

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/ANGELOAK